LONG-TERM INVESTMENTS	12 Months Ended
Dec. 31, 2021
LONG-TERM INVESTMENTS
Long-term Investments

10. LONG-TERM INVESTMENTS

As at December 31, 2021, the Company’s long-term investments consist of common shares and warrants to purchase additional common shares in an early stage European cannabis company. The Company purchased common shares from the investee for Euro 2.0 million ($2.4 million), purchased its first tranche of warrants from existing investors in exchange for 225,000 common shares of the Company, and obtained a second tranche of warrants from the investee as an inducement to exercise some of the first tranche of warrants. As at December 31, 2021, the Company owns approximately 9.6% of the investee, or approximately 9% on a diluted basis including exercisable warrants of the Company and other investors.

The warrants allow the holder to purchase one common share of the investee for CAD 0.30 ($0.23) for the first tranche, and CAD 1.00 ($0.78) for the second tranche. The warrants were immediately exercisable and expire February 1, 2023.

The Company’s cost of the investments was recorded based on the fair value of the consideration exchanged as at the respective transaction dates. The investee is not a publicly listed entity and has no active quoted prices for its common shares or warrants. Subsequent remeasurements are recorded as FVPL as indicated on the unrealized investments loss caption on the statement of loss and comprehensive loss. The Company estimated the fair value of the investments as at December 31, 2021 using Level 3 inputs of the fair value hierarchy with the fair value of the investee common shares at $0.57, the first tranche warrants at $0.38, and the second tranche warrants at $0.18.

The investee common shares were valued considering price to book value and price to tangible book value of the investee (3.6 and 4.8, respectively) as well as comparable guideline publicly traded companies at the time of initial investment. These initial investment multiples were compared to the guideline public company multiples observed as at December 31, 2021 (2.8 price to book value and 3.8 price to tangible value), with these updated valuation multiples applied to the investee’s estimated book value. The Company also considered the status of the investee’s milestones between the purchase date and year-end for indicators of change in value.

The fair value of the warrants was developed using a Black-Scholes model for each tranche with the following assumptions:

	Warrants CAD 0.30 exercise price	Warrants CAD 1.00 exercise price
Share price	$0.57	$0.57
Exercise price	$0.23	$0.78
Volatility	100%	100%
Risk-free interest rate	1.0%	1.0%
Dividend yield	0.0%	0.0%
Expected term in years	1.1	1.1
Fair value	$0.38	$0.18
Quantity owned	1,666,667	333,333
Fair value	$625,000	$58,000

The share price is based on the calculated value of the investee’s common shares as discussed above. The volatility considers actual volatility of comparable guideline public companies.

A schedule of the Company’s long-term investments activity is as follows:

	Investee common shares	Warrants CAD 0.30 exercise price	Warrants CAD 1.00 exercise price
Financial asset hierarchy level	Level 3	Level 3	Level 3	Total
Thousands of United States dollars	$	$	$	$
Balance at January 1, 2021	$-	$-	$-	$-
Purchases	2,430	2,507	-	4,937
Exercise warrants	496	(418)	101	179
Loss on changes in fair value	(939)	(1,464)	(43)	(2,446)
Balance at December 31, 2021	$1,987	$625	$58	$2,670

The loss on changes in fair value appear in the unrealized loss on fair value of investments caption in the statement of loss and comprehensive loss.

As a sensitivity assessment to the fair value calculations, a 10% change in the valuation multiples applied to the investee common shares results in a 10% change in the fair value as at December 31, 2021 of $199,000. Applying a 10% change in share price to the warrants results in an approximately $98,000 change in fair value, and a 10% change in volatility of approximately $23,000.